                                                                  EXHIBIT 10.2
                               FOURTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of June 29, 2000 by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation ("NCMC" or
"Borrower"), NC CAPITAL CORPORATION, a California corporation ("NCCC" or "Borrower" and together with NCMC, the "Borrowers"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

         WITNESSETH THAT:

         WHEREAS, NCMC, the Lenders and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 26, 1999, a First Amendment to Fourth Amended and Restated Credit Agreement, a Second Amendment to Fourth Amended and Restated Credit Agreement and a Third Amendment to Fourth Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), pursuant to which the Lenders provide NCMC with a revolving mortgage warehousing credit facility; and

         WHEREAS, the Borrowers and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders agree as follows:

         1. CERTAIN DEFINED TERMS. Each capitalized term used herein without being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Except as otherwise provided in this Amendment, all references in the Agreement to "the Company" shall mean and refer to "the Borrowers", "any Borrower", "each Borrower", or "either Borrower", as the context may require; provided, however, all references to "the Company" in the definitions of "Borrowing Date," "Change of Control," "Collateral Account," "Eligible Servicing Portfolio," "Eligible Servicing Rights," "Residual Finance Subsidiaries," "Salomon REO Agreement," "Servicing Contract," "Servicing Rights," "Total Liabilities" and "Underwriting Guidelines" and Sections 2.01(a), (b),
         (c), (d), (f)(iv), (g) and (i), 2.02(c), 3.01, 3.02, 3.03, 3.05, 3.06,
         4.01(a), 4.01(b), 4.01(c), 4.02, 4.03, 4.05, 4.07, 4.08(b), 4.08(e),
         4.08(f), 4.08(j), 4.10(d), 4.10(h), 4.10(j), 4.10(l), 4.10(m), 4.11(c)
         (as
         amended by the First Amendment to Credit Agreement), 4.11(d), 4.12(d), 4.14, 4.16, 4.18(d), 4.18(e), 4.21, 6.01(b), 6.01(d), 6.01(e), 6.01(f),
         6.01(g), 6.01(h), 6.01(i) of the Credit Agreement shall mean and refer to NCMC. Without limitation, the generality of the foregoing, NCCC hereby agrees that it will, as of the Effective Date of this Agreement, become jointly and severally liable for all Advances and other Obligations outstanding.

                  (b) Except as otherwise provided in this Amendment, all references in the Agreement to "NCCC Guaranty" and surrounding language and punctuation, as the context may require, shall be deleted from the Credit Agreement.

                  (c) References to "NCCC" contained in Section 4.09 and surrounding language and punctuation, as the context may require, shall be deleted from the Credit Agreement.

                  (d) Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

                           "BORROWERS": NCMC and NCCC.

                           "GREENWICH": Greenwich Capital Financial Products,
                  Inc.

                           "NCMC": New Century Mortgage Corporation, a
                  California corporation.

                           "NCRC": NC Residual II Corporation ("NCRC").

                           "PAINE WEBBER": Paine Webber Real Estate Securities
                  Inc.

                           "RESIDUAL FINANCING AGREEMENTS": Collectively, (i)
                  the Global Master Repurchase Agreement dated as of December 11, 1998 by and between Salomon Smith Barney, Inc., as Agent for Salomon Brothers International, Inc., and NCCC, (ii) the Global Master Repurchase Agreement dated as of December 11, 1998 by and between Salomon Smith Barney, Inc., as Agent for Salomon Brothers International, Inc., and NCRC, (iii) the Master Loan and Security Agreement dated as of July 20, 1999 by and among NCMC, NCCC and Paine Webber Real Estate Securities Inc., (iv) the Residual Financing Facility Agreement dated as of June 23, 1999 by and between NCCC and Greenwich Capital Financial Products, Inc., and (v) any similar agreements pursuant to which "Residual Financing" (as defined in the Residual Security Agreement) is hereafter provided to any Borrower or any Subsidiary of any Borrower.

                           "RESIDUAL SECURITY AGREEMENT": That certain Amended
                  and Restated Security Agreement dated as of April 30, 2000 by and between NCCC, NCRC, and U.S. Bank National Association, as collateral agent for (A) the Lenders (as defined therein), (B) U.S. Bancorp Leasing & Financial, successor in interest to FBS Business Finance Corp. (the "Lessor"), as lessor under any present or future leases of equipment by the Lessor, as the lessor, to NCMC or NCFC, as lessee, or as lender under any present or future loan by the Lessor, as lender, to NCMC or NCFC, as borrower, secured by equipment, and (C) the Subordinated Noteholder (as defined therein).

                  (e) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting "June 30, 2000" therein and inserting therefor "May 23, 2001".

                  (f) The definitions of "Company Securitization Transaction," "Pledge and Security Agreement," "Servicing Contract," "Servicing Rights," "Servicing Security Agreement" and "Solomon REO Agreement" in
         Section 1.01 of the Agreement are amended in their entirety to read as follows:

                           "COMPANY SECURITIZATION TRANSACTION": an issuance of
                  Mortgage-backed Securities by either Borrower, or by SBRC, Paine Webber, or Greenwich or an Affiliate of any of them on behalf of either Borrower, through a trust or other entity created by either Borrower, SBRC, Paine Webber or Greenwich, which Mortgage-backed Securities are either secured (in whole or in part) by Mortgage Loans originated or acquired by such Borrower or evidence the entire beneficial ownership interest therein, and in connection with which one or more Junior Securitization Interests are issued to such Borrower or an Affiliate of such Borrower.

                           "PLEDGE AND SECURITY AGREEMENT": the Amended and
                  Restated Pledge and Security Agreement dated as of April 30, 2000, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

                           "SERVICING CONTRACT": a contract or agreement
                  purchased by NCMC or entered into by NCMC for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which NCMC services Mortgage Loans or Mortgage Loan pools for Persons other than itself or the other Borrower.

                           "SERVICING RIGHTS": any and all rights of NCMC held
                  for its own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools for Persons other than itself or the other Borrower, including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract, and (iii) all rights to receive the proceeds from any sale or other transfer of NCMC's interest in the Servicing Contract.

                           "SERVICING SECURITY AGREEMENT": the Amended and
                  Restated Servicing Security Agreement dated as of April 30, 2000, as the same may have been and may hereafter be amended, supplemented, reaffirmed or restated from time to time.

                           "SALOMON REO AGREEMENT": a Master Loan and Security
                  Agreement dated as of April 1, 2000 by and between the Borrowers and SBRC, as the same may be amended, supplemented, restated or otherwise modified in accordance with this Agreement and in effect from time to time.

                  (g) Sections 4.01(f) and (h) of the Agreement are hereby amended in their entirety to read as follows:

                           (f) within ten Business Days following each Company
                  Securitization Transaction or other issuance of Mortgage-backed Securities by NCFC or any Subsidiary, a copy of the due diligence report prepared in connection with such issuance by KPMG Peat Marwick or other independent certified public accountants selected by NCFC or such Subsidiary and reasonably satisfactory to the Agent;

                           (h) as soon as available and in any event within 30
                  days after the end of each fiscal quarter of the Borrowers, management reports containing such information with respect to each Junior Securitization Interest owned by either Borrower or an Affiliate of either Borrower, and the related Company Securitization Transaction, as the Agent may request, including, without limitation, information concerning reserve account balances, cash receipts, prepayment and credit loss experience, REO inventory status and loss projections and relevant gain on sale assumptions;

                  (h) Section 4.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           (b) Guarantees by NCFC of Indebtedness of the
                  Borrowers secured by liens described in Section 4.09(e), in an amount not to exceed $10,000,000;

                  (i) Section 4.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           4.13 RESTRICTED PAYMENTS. NCMC and NCFC will not make
                  any Restricted Payments, other than (a) dividends paid by NCFC on its Series 1998A Convertible Preferred Stock and it Series 1999A Convertible Preferred Stock in an amount not to exceed $3,000,000 per annum, and (b) dividends paid by NCMC to NCFC to enable NCFC to pay such dividends in an amount not to exceed $3,000,000 per annum.

                  (j) Section 4.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           4.14 TANGIBLE NET WORTH. NCMC will at all times
                  during each fiscal year maintain Tangible Net Worth of not less than (a) the greater of (i) $85,000,000 or (ii) eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of the Tangible Net Worth at the end of any fiscal year, its prior fiscal year) PLUS (b) ninety percent (90%) of capital contributions made during such fiscal year PLUS (c) fifty percent (50%) of positive year-to-date net income. NCFC will at all times during each fiscal year maintain Tangible Net Worth of not less than (a) the greater of (i) $130,000,000 or
                  (ii) eighty-five percent (85%) of the Tangible Net Worth at the end of its most recently completed fiscal year (or, in the case of Tangible Net Worth at the end of any fiscal year, its prior fiscal year) PLUS (b) ninety percent (90%) of capital contributions made during such fiscal year PLUS (c) fifty percent (50%) of positive year-to-date net income. NCCC will at all times during each fiscal year maintain Tangible Net Worth of not less than $1.00.

                  (k) Section 4.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           4.15 MINIMUM LIQUIDITY. NCMC will not permit the sum
                  of (a) Cash PLUS (b) the lesser of the Borrowing Base and the sum of the Commitment Amounts MINUS, in either case, the outstanding principal balance of all Loans, (i) as of the end of each month and (ii) both before or after giving effect to any mandatory prepayment of principal (or the equivalent) under any Residual Financing Agreement, to be less than $10,000,000.

                           (l) Section 4.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           4.17 SUBSIDIARIES. (a) The Borrowers will not create
                  or acquire any Subsidiaries other than (i) the Subsidiaries listed on Schedule 3.01 hereto, (ii) Residual Finance Subsidiaries, and (iii) Subsidiaries acquired as a result of Investments permitted pursuant to Section 4.10(j), and (b) NCFC will not create or acquire any Subsidiaries other than (i) NCMC, (ii) the Subsidiaries listed on
                  Schedule 3.01 hereto, (iii) Residual Finance Subsidiaries, and (iv) Subsidiaries engaged solely in any business involving the origination, acquisition, servicing and sale of consumer obligations.

                           (m) Sections 6.01(d), (j) and (k) of the Credit Agreement are hereby amended in their entirety to read as follows:

                           (d) NCMC, NCFC, NCCC or NCRC shall fail to comply
                  with any other agreement, covenant, condition, provision or term contained in this Agreement or any other Loan Document then in effect (other than those hereinabove set forth in this Section 6.01) and such failure to comply is not remedied within 30 calendar days after the earliest of (i) the date the Agent has given the Borrowers written notice of the occurrence thereof, (ii) the date the Borrowers give notice of such failure to the Agent or (iii) the date the Borrowers should have given such notice of such failure to the Agent pursuant to Section 4.01(e)(ii); or

                           (j) Any execution or attachment shall be issued
                  whereby any substantial part of the property of NCMC, NCFC, NCCC or any of their Subsidiaries shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof; or

                           (k) The Pledge and Security Agreement, the Servicing
                  Security Agreement, the Residual Security Agreement or the Guaranty shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by NCMC, NCFC, NCCC or any of their Subsidiaries or the Agent for the benefit of the Lenders shall cease to have a valid and perfected security interest having the priority contemplated under the Pledge and Security Agreement, the Residual Security Agreement, or the Servicing Security Agreement in any part of the Collateral described therein, other than by action or inaction of the Agent, unless the Borrowers shall, within two Business Days after the earlier of the date they receives notice of any such cessation under the Pledge and Security Agreement from the Agent or the date an officer of the Borrowers has knowledge thereof, repay the outstanding Loans in an amount sufficient to reduce the aggregate outstanding principal balance of the Loans to the aggregate Warehousing Collateral Value of the Collateral; or

                           (n) The Credit Agreement is hereby amended by adding a new Section 8.17 thereto to read as follows:

                           8.17 JOINT AND SEVERAL OBLIGATIONS. Each Borrower
                  shall be jointly and severally liable for the

                  Obligations arising in connection with Loans made to it and the Obligations arising in connection with Loans made to the other Borrower; PROVIDED, HOWEVER, that if it is at any time determined that either Borrower is liable as a guarantor (and not as a co-obligor or co-borrower) with respect to such Obligations arising in connection with Loans made to the other Borrower (the "Guaranteed Obligations"), each Borrower hereby agrees to the terms set forth on Exhibit P hereto with respect to the Guaranteed Obligations.

                  (p) The Credit Agreement is hereby amended by adding a new Exhibit L thereto to read as set forth on Exhibit L hereto.

                  (q) Schedule 1.01(b) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 1.01(b) hereto.

         3. CONSENT. Pursuant to Section 5(g) of the Residual Security Agreement, NCCC and NCRC agreed to cause "GCFPI" and "PWRESI" (as defined therein) to enter into intercreditor and agency agreements, in form and substance reasonably satisfactory to the Collateral Agent, on or before May 31, 2000, concerning the Collateral Agent's security interest in certain Junior Securitization Interests. The Borrowers have requested that the Lenders (a) waive this requirement with respect to the Junior Securitization Interests described on Schedule 3 to the Residual Security Agreement (but not with respect to any future Junior Securitization Interests that may be financed by PWRESI), and (b) extend the deadline for the delivery of such intercreditor and agency agreement by GCFPI until June 30, 2000. Upon the date on which this Amendment becomes effective, the Lenders hereby agree to such waiver and extension. Nothing herein shall be deemed a waiver by the Lenders of any other term, condition, representation or covenant applicable to the Borrowers under the Loan Documents (including, but not limited to, the foregoing requirement of Section 5(g) of the Residual Security Agreement with respect to GCFPUI, as so extended, or any requirement of Section 5(l) of the Residual Security Agreement, whether PWRESI, GCFPI or any other Person provides Residual Financing) or any of the other agreements, documents, or instruments executed and delivered in connection therewith. The consent set forth herein shall not constitute a course of action with respect thereto upon which the Borrowers may rely in the future, and the Borrowers expressly waive any such claim.

         4. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Borrowers and the Required Lenders, provided the following conditions are satisfied:

                  (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and
         Section 4 of the Servicing Security Agreement, of NCCC and NC Residual II Corporation in Section 4 of the Residual Security Agreement, and of NCFC in Section 15 of the Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

                  (b) After giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

                  (c) No material adverse change in the business, assets, financial condition or prospects of NCMC or NCFC shall have occurred since December 31, 1999.

                  (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                           (i) copy of resolutions of the Board of Directors of each Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment and the other agreements, documents and instruments related hereto;

                           (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of each Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

                           (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

                           (iv) a Reaffirmation of NCFC Guaranty duly executed by NCFC; and

                           (v) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

                  (e) The Agent shall have received the amendment fee required by Section 8.16 of the Credit Agreement.

                  (f) The Agent shall have received an up-front fee (each an "Up-front Fee") for the benefit of each Lender, based on a percentage of such Lender's initial commitment amount as specified below.

                  Initial Commitment Amount                   Up-Front Fee
                  -------------------------                   ------------
                  Equal to or greater than                        0.09%
                  $60,000,000

                  Less than $60,000,000 and                       0.075%
                  equal to or greater than $45,000,000


                                   -8-

                  Less that $45,000,000 and                       0.06%
                  equal to or greater than $30,000,000

                  Less than $30,000,000                           0.05%


         5. ACKNOWLEDGMENTS. Each Borrower and each Lender acknowledge that, as amended hereby, the Credit Agreement remains in full force and effect with respect to the Borrowers and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. Each Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. Each Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Unmatured Events of Default exist.

         6.       GENERAL.

                  (a) The Borrowers agree to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Borrowers, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                   NEW CENTURY MORTGAGE
                                   CORPORATION

                                   By /s/ Patrick Flanagan
                                     ----------------------------------
                                   Its EVP/COO
                                      ---------------------------------


                                   NC CAPITAL CORPORATION

                                   By /s/ Patrick Flanagan
                                     ----------------------------------
                                   Its  President
                                      ---------------------------------


                                   U.S. BANK NATIONAL ASSOCIATION

                                   By /s/ Edwin Jenkins
                                     ----------------------------------
                                   Its  Senior Vice President
                                      ---------------------------------

                                   GUARANTY FEDERAL BANK, FSB

                                   By  /s/ W. James Meintjes
                                     ----------------------------------
                                   Its   Vice President
                                      ---------------------------------


                                   BANK UNITED

                                   By /s/ Michelle Perrin
                                     ----------------------------------
                                   Its  VP-Mtg Broker Finance
                                      ---------------------------------

                     [Signature Page for Fourth Amendment to
                  Fourth Amended and Restated Credit Agreement]

                                     RESIDENTIAL FUNDING CORPORATION

                                   By /s/ Gary Shev
                                     ----------------------------------
                                   Its  Director
                                      ---------------------------------


                                     CHASE BANK OF TEXAS, N.A.

                                   By /s/ Fred Thawley
                                     ----------------------------------
                                   Its  Vice President
                                      ---------------------------------


                                     UNION BANK OF CALIFORNIA, N.A.

                                   By /s/ Daniel Rubin
                                     ----------------------------------
                                   Its  Vice President
                                      ---------------------------------


                     [Signature Page for Fourth Amendment to
                  Fourth Amended and Restated Credit Agreement]

                         REAFFIRMATION OF NCFC GUARANTY

                  THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE FOURTH AMENDED AND RESTATED GUARANTY DATED AS OF MAY 28, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE THIRD AND FOURTH AMENDMENTS TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT ("FOURTH AMENDMENT"), (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOURTH AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOURTH AMENDMENT.

                                   NEW CENTURY FINANCIAL
                                   CORPORATION

                                   By /s/ Patrick Flanagan
                                     ----------------------------------
                                   Its  EVP
                                      ---------------------------------

                                                           SCHEDULE 1.01(b) TO
                                                    FOURTH AMENDMENT TO FOURTH
                                                          AMENDED AND RESTATED
                                                              CREDIT AGREEMENT


                             SCHEDULE 1.01(b)

                            LENDER COMMITMENTS



Lender                                      Commitment
------                                      -----------
U.S. Bank National Association              $75,000,000
Guaranty Federal Bank, F.S.B.               $65,000,000
Residential Funding Corporation             $50,000,000
Chase Bank of Texas, N.A.                   $30,000,000
Bank United                                 $25,000,000
Union Bank of California, N.A.              $20,000,000


                                                                  EXHIBIT L TO
                                                           FOURTH AMENDMENT TO
                                                            FOURTH AMENDED AND
                                                     RESTATED CREDIT AGREEMENT


                          TERMS OF GUARANTEED OBLIGATIONS

     Each Borrower hereby agrees to the following terms with respect to Loans made by the Lenders to the other Borrower and interest thereon:

     1. Each Borrower irrevocably, unconditionally and absolutely guarantees to the Lenders the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Loans made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Credit Agreement, whether now existing or hereafter created or arising.

     2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to the Lenders the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Notes and the Credit Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Credit Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit P are collectively referred to as the ("Other Borrower Debt").

     3. In the event any Borrower shall at any time fail to pay the Lenders any Other Borrower Debt owed by such Borrower when due, whether by acceleration or otherwise, the other Borrower promises to pay such amount to the Lenders forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

     4. Each Borrower does hereby (a) agree to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agree that it shall not be necessary for the Lenders to resort to legal remedies against the other Borrower, or to take any action against any other Person obligated (an "Obligor") on or against any collateral for payment or performance of the Other Borrower Debt before preceding against such Borrower; (c) agree that no release of the other Borrower or any other guarantor or Obligor, or of any collateral, for the Other Borrower Debt, whether by operation of law or by any act of the Agent or the Lenders (or any of them), with or without notice to such Borrower, shall release such Borrower; and (d) waive presentment, notice of acceptance, notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

    5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute, irrevocable and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by:
(a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Credit Agreement or the Note, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Credit Agreement or the Notes, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lenders of any provisions of the Credit Agreement or the Notes; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower; (d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property; (e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt shall not be discharged except by the full payment and performance of the Other Borrower Debt.

    6. The Lenders shall have the right to determine how, when and what application of payments and credits, if any, whether derived from either Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by either Borrower and/or any other Obligor to the Lenders.

    7. The obligations of each Borrower hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by the Lenders (or any of them) (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to either Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against either Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

    8. Each Borrower hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lenders against the other Borrower or any collateral that the Lenders now have or hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lenders and shall forthwith be paid to the Lenders to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights which it may have against the other Borrower or any collateral that the Lenders now have or hereafter acquire may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

    9. No postponement or delay on the part of the Lenders (or any of them) in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the Other Borrower Debt, shall constitute a waiver of such right and all rights of the Lenders hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lenders in any other agreement or by law.

    10. Any indebtedness of either Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrowers to the Lenders, and such indebtedness of either Borrower to the other Borrower shall, if any of the Lenders so requests, be collected, enforced and received by the Borrower to which it is owed as trustee for the Lenders and be paid over to the Lenders on account of the indebtedness of the other Borrower to the Lenders.



                                          L-3